                                                                     EXHIBIT 1.3

                               CIGNA Corporation

                                Debt Securities

                             Underwriting Agreement
                             ----------------------


                                                                          [Date]

To the Representatives of the
   several Underwriters named in
   the respective Pricing Agreements
   hereinafter described.

Dear Sirs:

   From time to time CIGNA Corporation (the "Company") proposes to enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in Schedule I to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein), certain of its convertible subordinated debt securities, convertible into shares of common stock, par value $1.00 per share ("Stock"), of the Company (the "Securities") specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, the "Designated Securities"), less the principal amount of Designated Securities covered by delayed delivery contracts ("Delayed Delivery Contracts"), if any, as provided in Section 3 hereof and as may be specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, any Designated Securities to be covered by Delayed Delivery Contracts herein sometimes referred to as "Contract Securities" and the Designated Securities to be purchased by the Underwriters (after giving effect to the deduction, if any, for Contract Securities) being herein sometimes referred to as "Underwriters' Securities").

   The terms and rights of any particular issuance of Designated Securities shall be specified in the Pricing Agreement relating thereto and in or pursuant to the indenture (the "Indenture") identified in such Pricing Agreement.

   1. Particular sales of Designated Securities may be made from time to time to the Underwriters of such Securities, for whom the firms designated as representatives of the Underwriters of such Securities in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to Underwriters who act without any firm being designated as their representative. This Underwriting Agreement shall not be construed as an obligation of the Company to sell any of the Securities or as an obligation of any of the Underwriters to purchase any of the Securities. The obligation of the Company to issue and sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement shall specify the aggregate principal amount of such Designated Securities, the initial public offering price of such Designated Securities, the purchase price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters, the principal amount of such Designated Securities to be purchased by each Underwriter and whether any of such Designated Securities shall be covered by Delayed Delivery Contracts and the commission payable to the Underwriters with respect thereto and shall set forth the date, time and manner of delivery of such Designated Securities and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the Indenture and the registration statement and prospectus with respect thereto) the terms of such Designated Securities. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

   2. The Company represents and warrants to, and agrees with, each of the Underwriters that:

      (a) A registration statement (the "Initial Registration Statement") in respect of the Securities and the shares of Stock issuable upon conversion thereof has been filed with the Securities and Exchange Commission (the "Commission") in the form heretofore delivered or to be delivered to the Representatives and, excluding exhibits to the Initial Registration Statement but including all documents incorporated by reference in the prospectus contained therein, to the Representatives for each of the other Underwriters and the Initial Registration Statement in such form has been declared effective by the Commission and no stop order suspending the effectiveness of the Initial Registration Statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement being hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement, including all exhibits thereto but excluding Form T-1, each as amended at the time such part became effective, and any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933 (the "Rule 462(b) Registration Statement"), if any, being hereinafter collectively called the "Registration Statement"; the prospectus relating to the Securities and the shares of Stock issuable upon conversion thereof, in the form in which it has most recently been filed with the Commission on or prior to the date of this Agreement, being hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Securities Act of 1933, as amended (the "Act"), as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated therein by reference; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Designated Securities in the form in which it is first filed with the Commission pursuant to Rule 424 under the Act, including any documents incorporated by reference therein as of the date of such filing or mailing);

      (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and, when read together with the other information included or incorporated by reference in the Prospectus, none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by any Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities;

      (c) The Registration Statement and the Prospectus conform, and any amendments or supplements thereto will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date in the case of the Registration Statement and any amendment thereto and as of the applicable filing date in the case of the Prospectus and any supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities;

      (d) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree which loss or interference is material and adverse to the Company and its subsidiaries considered as a whole, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries considered as a whole, otherwise than as set forth or contemplated in the Prospectus;

      (e) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business (1) so as to require such qualification and (2) where the failure so to qualify would have a material adverse effect upon the business of the Company and its subsidiaries considered as a whole; and each of Insurance Company of North America, Connecticut General Life Insurance Company and CIGNA Property and Casualty Insurance Company (together, the "Principal Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; and each Principal Subsidiary has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, (1) so as to require such qualification and (2) where the failure so to qualify would have a material adverse effect upon the business of the Company and its subsidiaries considered as a whole;

      (f) The Company has an authorized capitalization as set forth in the Prospectus, and all the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; the shares of Stock initially issuable upon conversion of the Securities have been duly and validly authorized and reserved for issuance and, when issued and delivered in accordance with the provisions of the Securities and the Indenture referred to below, will be duly and validly issued, fully paid and non-assessable and will conform to the description of the Stock contained in the Prospectus; and all of the issued shares of capital stock of each Principal Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities, claims or restrictions (except for restrictions on transfers contained in debt instruments or provided under the insurance or insurance holding company laws or regulations);

      (g) The Securities have been duly authorized, and, when Designated Securities are executed and authenticated pursuant to the Indenture and issued and delivered against payment therefor pursuant to this Agreement and the Pricing Agreement with respect to such Designated Securities and, in the case of any Contract Securities, pursuant to Delayed Delivery Contracts with respect to such Contract Securities, such Designated Securities will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Indenture has been duly authorized and qualified under the Trust Indenture Act and constitutes a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture conforms and the Designated Securities will conform to the descriptions thereof in the Prospectus as amended or supplemented;

      (h) In the event any of the Securities are purchased pursuant to Delayed Delivery Contracts, each of such Delayed Delivery Contracts has been duly authorized by the Company and, when executed and delivered by the Company and the purchaser named therein, will constitute a valid and legally binding agreement of the Company enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and any Delayed Delivery Contracts will conform to the description thereof in the Prospectus;

      (i) The issue and sale of the Securities by the Company, the compliance by the Company with all of the provisions of the Securities, the Indenture, each of the Delayed Delivery Contracts, if any, this Agreement and any Pricing Agreement, and the consummation by the Company of the transactions herein and therein contemplated will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, (i) any statute (except that no representation is made with respect to state securities laws, including similar insurance securities laws governing solicitation, notification to regulators or qualification of securities for sale (together, "State Securities" laws), or Blue Sky laws), (ii) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound, (iii) any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties (except that no representation is made with respect to State Securities or Blue Sky laws), or
   (iv) the Company's Certificate of Incorporation, as amended, or By-Laws, which, in the case of subclauses (i)-(iii), would have a material adverse effect upon the business of the Company and its subsidiaries considered as a whole; and no consent, approval, authorization or order of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the other transactions contemplated by this Agreement or any Pricing Agreement or the Indenture or any Delayed Delivery Contract, except such as have been, or will have been prior to the Time of Delivery, obtained under the Act, the Exchange Act or the Trust Indenture Act and such as may be required under State Securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

      (j) The Principal Subsidiaries which are engaged in the insurance business are, in all respects material to the Company and its subsidiaries considered as a whole, in compliance with, and conduct, in all respects material to the Company and its subsidiaries considered as a whole, their respective businesses in conformity with, all applicable state insurance laws and regulations; the Company's subsidiaries which are engaged in providing other financial services are, in all respects material to the Company and its subsidiaries considered as a whole, in compliance with, and conduct, in all respects material to the Company and its subsidiaries considered as a whole, their respective businesses in conformity with, all applicable federal and state securities laws and regulations (including the Investment Company Act of 1940 and the Investment Advisers Act of 1940); and, except as set forth in the Prospectus and to the best knowledge of the Company, no change in any of such insurance or securities laws or regulations is pending which, if made effective, would have a material adverse effect upon the operations of the Company and its subsidiaries considered as a whole;

      (k) Other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, individually or in the aggregate, are expected to have a material adverse effect (net of loss reserves established therefor and giving effect to reinsurance, other than reinsurance deemed unrecoverable by the Company) on the financial position, stockholders' equity or results of operations of the Company and its subsidiaries considered as a whole; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; and

      (l) Price Waterhouse, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

   3. Upon the execution of the Pricing Agreement applicable to any Designated Securities and authorization by the Representatives of the release of the Underwriters' Securities, the several Underwriters propose to offer the Underwriters' Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

   The Company may specify in Schedule II to the Pricing Agreement applicable to any Designated Securities that the Underwriters are authorized to solicit offers to purchase Designated Securities from the Company pursuant to Delayed Delivery Contracts, substantially in the form of Annex III attached hereto but with such changes therein as the Representatives and the Company may authorize or approve. If so specified, the Underwriters will endeavor to make such arrangements, and as compensation therefor the Company will pay to the Representatives, for the accounts of the Underwriters, at the Time of Delivery, such commission, if any, as may be set forth in such Pricing Agreement. Delayed Delivery Contracts, if any, are to be with investors of the types described in the Prospectus and subject to other conditions therein set forth. The Underwriters will not have any responsibility in respect of the validity or performance of any Delayed Delivery Contracts.

   The principal amount of Contract Securities to be deducted from the principal amount of Designated Securities to be purchased by each Underwriter as set forth in Schedule I to the Pricing Agreement applicable to such Designated Securities shall be, in each case, the principal amount of Contract Securities which the Company has been advised by the Representatives have been attributed to such Underwriter, provided that, if the Company has not been so advised, the amount of Contract Securities to be so deducted shall be, in each case, that proportion of Contract Securities which the principal amount of Designated Securities to be purchased by such Underwriter under such Pricing Agreement bears to the total principal amount of the Designated Securities (rounded as the Representatives may determine). The total principal amount of Underwriters' Securities to be purchased by all the Underwriters pursuant to such Pricing Agreement shall be the total principal amount of Designated Securities set forth in Schedule I to such Pricing Agreement less the principal amount of the Contract Securities. The Company will deliver to the Representatives not later than 3:30 p.m., New York time, on the third business day preceding the Time of Delivery specified in the applicable Pricing Agreement (or such other time and date as the Representatives and the Company may agree upon in writing) a written notice setting forth the principal amount of Contract Securities.

   4. Underwriters' Securities to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in definitive form to the extent practicable, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by certified or official bank check or checks, payable to the order of the Company or by wire transfer to a bank account specified by the Company, in the funds specified in such Pricing Agreement, all at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the "Time of Delivery" for such Securities.

   Concurrently with the delivery of and payment for the Underwriters' Securities, the Company will deliver to the Representatives for the accounts of the Underwriters a check payable to the order of the party designated in the Pricing Agreement relating to such Securities in the amount of any compensation payable by the Company to the Underwriters in respect of any Delayed Delivery Contracts as provided in Section 3 hereof and in the Pricing Agreement relating to such Securities.

   5. The Company agrees with each of the Underwriters of any Designated
Securities:

      (a) Except as otherwise required by law, to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Securities and prior to the Time of Delivery for such Securities which shall be reasonably disapproved by the Representatives for such Securities promptly after reasonable notice thereof; to advise the Representatives promptly of any such amendment or supplement after such Time of Delivery and furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Securities, and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or become effective or any supplement to the Prospectus or any amended Prospectus has been filed or mailed for filing with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of such Securities or the shares of Stock issuable upon conversion of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information relating to the

   Registration Statement or the offering of the Securities; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

      (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify such Securities and the shares of Stock issuable upon conversion of the Securities for offering and sale under the State Securities and Blue Sky laws of such jurisdictions as the Representatives may reasonably request and to comply with such laws so as to permit the continuance of sales and dealing therein in such jurisdictions for as long as may be necessary to complete the distribution of such Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to file a general consent to service of process in any jurisdiction;

      (c) Prior to 12:00 Noon, New York City time, on the New York Business Day next succeeding the date of each Pricing Agreement and from time to time, to furnish the Underwriter with copies of the Prospectus in New York City as amended or supplemented in such quantities as the Representatives may reasonably request; provided, however, that if the delivery of a prospectus is required at any time in connection with the offering or sale of the Securities and the shares of Stock issuable upon conversion of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus was delivered, not misleading, or, if for any other reason it shall be necessary during such same time period to amend or supplement the Prospectus or to file under the Exchange Act any document (other than quarterly reports on Form 10-Q or annual reports on Form 10-K or 11-K) incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; provided that in case any Underwriter is required to deliver a prospectus in connection with sales of Designated Securities and the shares of Stock issuable upon conversion of the Designated Securities at any time nine months or more after the Time of Delivery with respect to such Designated Securities, upon the request of the Representatives but at the expense of such Underwriter, the Company agrees to prepare and deliver to such Underwriter as many copies as the Representatives may request of an amended or supplemented Prospectus complying with Section 10 of the Act;

      (d) To make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement, an earning statement of the Company and its subsidiaries (which need not be audited) complying with
   Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including at the option of the Company Rule 158);

      (e) During the period beginning from the date of the Pricing Agreement for such Designated Securities and continuing to and including the earlier of (i) the termination of trading restrictions for such Designated Securities, as notified to the Company by the Representatives and (ii) the Time of Delivery for such Designated Securities, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company which mature more than one year after such Time of Delivery and which are substantially similar to such Designated Securities, without the prior written consent of the Representatives;

      (f) To reserve and keep available at all times, free of preemptive rights, shares of Stock for the purpose of enabling the Company to satisfy any obligations to issue shares of Stock upon conversion of the Designated Securities;

      (g) To use its best efforts to list the shares of Stock issuable upon conversion of the Designated Securities on the New York Stock Exchange; and

      (h) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of each Pricing Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

   6. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities and the shares of Stock issuable upon conversion of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and (except as otherwise provided in Section 5(c) hereof) amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Pricing Agreement, any indenture, any Delayed Delivery Contracts, any Blue Sky and Legal Investment Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities and the shares of Stock issuable upon conversion of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and Legal Investment Memoranda; (iv) any fees charged by securities rating services for rating the Securities; (v) any filing fees incident to any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (vi) the cost of preparing the Securities; (vii) the fees and expenses of any Trustee and any agent of any Trustee and the fees and disbursements of counsel for any Trustee in connection with the Indenture and the Securities; and (viii) all other costs and expenses incident to the performance of its obligations hereunder and under any Delayed Delivery Contracts which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, Section 8 and Section 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

   7. The obligations of the Underwriters of any Designated Securities under the Pricing Agreement relating to such Designated Securities shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Company in or incorporated by reference in such Pricing Agreement are, at and as of the Time of Delivery for such Designated Securities, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

      (a) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission relating to the Registration Statement or the offering of the Securities shall have been complied with to the Representatives' reasonable satisfaction;

      (b) Sullivan & Cromwell, counsel for the Underwriters, or other counsel satisfactory to the Representatives, shall have furnished to the Representatives such opinion or opinions, dated such Time of Delivery for such Designated Securities, with respect to the incorporation of the Company, the validity of the Indenture, the Designated Securities, the shares of Stock issuable upon conversion of the Designated Securities, the Delayed Delivery Contracts, if any, the Registration Statement, the Prospectus as amended or supplemented and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

      (c) Thomas J. Wagner, Esq., Executive Vice President and General Counsel of the Company, or other counsel satisfactory to the Representatives, shall have furnished to the Representatives his written opinion, dated such Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect that:

         (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus, as amended or supplemented, to the extent owned or conducted by the Company itself rather than by subsidiaries of the Company;

         (ii) The Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction other than its jurisdiction of incorporation in which it owns or leases properties, or conducts any business, (1) so as to require such qualification and (2) where the failure so to qualify would have a material adverse effect upon the business of the Company and its subsidiaries considered as a whole (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel, provided that such counsel shall state that he believes that both you and he are justified in relying upon such opinions, and in respect of matters of fact upon certificates of officers of the Company);

         (iii) The Company has an authorized capitalization as set forth in the Prospectus as amended or supplemented; all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; and the shares of Stock initially issuable upon conversion of the Designated Securities have been duly and validly authorized and reserved for issuance and, when issued and delivered in accordance with the provisions of the Designated Securities and the Indenture will be duly and validly issued and fully paid and non-assessable, and will conform to the description of the Stock contained in the Prospectus;

         (iv) Each Principal Subsidiary of the Company is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, (1) so as to require such qualification and (2) where the failure so to qualify would have a material adverse effect upon the business of the Company and its subsidiaries considered as a whole (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel, provided that such counsel shall state that he believes that both you and he are justified in relying upon such opinions, and in respect of matters of fact upon certificates of officers of the Company or the Principal Subsidiaries);

         (v) All of the issued shares of capital stock of each Principal Subsidiary are owned of record directly or indirectly by the Company; free and clear of all liens, encumbrances, equities, claims or restrictions known to counsel (except for restrictions on transfers contained in debt instruments or provided under insurance or insurance holding company laws or regulations);

         (vi) This Agreement and the Pricing Agreement with respect to the Designated Securities have been duly authorized, executed and delivered by the Company;

         (vii) In the event any of the Designated Securities are to be purchased pursuant to Delayed Delivery Contracts, each of such Delayed Delivery Contracts has been duly authorized, executed and delivered by the Company and, assuming such Contract has been duly executed and delivered by the purchaser named therein, constitutes a valid and legally binding agreement of the Company enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and any Delayed Delivery Contracts conform to the description thereof in the Prospectus as amended or supplemented;

         (viii) The Designated Securities have been duly authorized; the Underwriters' Securities have been duly authorized, and when duly executed, authenticated, issued and delivered pursuant to the terms hereof and of the Indenture against payment therefor as contemplated herein, will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture, and the Contract Securities, if any, when executed, authenticated, issued and delivered pursuant to the Indenture and Delayed Delivery Contracts, if any, against payment therefor as contemplated therein, will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Designated Securities and the Indenture conform to the descriptions thereof in the Prospectus as amended or supplemented;

         (ix) The Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding instrument of the Company, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditor's rights and to general equity principles; and the Indenture has been duly qualified under the Trust Indenture Act;

         (x) To the best of such counsel's knowledge there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject, other than as set forth or contemplated in the Prospectus and other than proceedings which individually and in the aggregate are not expected to be material to the Company and its subsidiaries considered as a whole, after taking into account loss reserves established therefor and the effects of reinsurance (other than reinsurance deemed unrecoverable by the Company); and to the best of such counsel's knowledge no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

         (xi) The issue and sale of the Designated Securities by the Company, its compliance with all of the provisions of the Designated Securities, the Indenture, each Delayed Delivery Contract, if any, this Agreement and the Pricing Agreement with respect to the Designated Securities and its consummation of the transactions herein and therein contemplated will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, (i) any insurance or insurance holding company laws or regulations (other than State Securities or Blue Sky laws or regulations, as to which such counsel need express no opinion), (ii) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound, (iii) any order, rule or regulation known to such counsel (other than as aforesaid) of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, or (iv) the Company's Certificate of Incorporation, as amended, or By-Laws, which, in the case of subclauses (i)-(iii), would have a material adverse effect upon the business of the Company and its subsidiaries considered as a whole;

         (xii) No consent, approval, authorization or order of any court or governmental agency or body is required for the issue and sale of the Designated Securities or the consummation by the Company of the other transactions contemplated by this Agreement, such Pricing Agreement, the Indenture or any such Delayed Delivery Contract, except such as have been obtained under the Act, the Exchange Act and the Trust Indenture Act, such as may be required under the Act or Blue Sky laws in connection with the shares of Stock issuable upon conversion of the Designated Securities and such as may be required under State Securities or Blue Sky laws in connection with the purchase and distribution of the Designated Securities by the Underwriters (as to which such counsel need express no opinion);

         (xiii) The Registration Statement and the Prospectus as amended or supplemented and any further amendments and supplements thereto made by the Company prior to the Time of Delivery for the Designated Securities (except the financial statements and schedules and other financial and statistical data contained therein and the documents incorporated by reference therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the applicable rules and regulations of the Commission thereunder; and such counsel's examination of the Registration Statement and the Prospectus as amended or supplemented did not disclose to him any information which gives him reason to believe that the Registration Statement (except the financial statements and schedules and other financial and statistical data contained therein, as to which such counsel need express no opinion), at the time the Registration Statement became effective, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus as amended or supplemented (except as aforesaid), on its date and at the Time of Delivery, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided such counsel may state that in passing upon the form of the Registration Statement and the Prospectus, he is not passing upon, and does not assume responsibility for, the correctness and completeness of the statements made therein by the Company, except insofar as such statements are contained under the heading "Description of Debt Securities";

         (xiv) The documents incorporated by reference in the Prospectus as amended or supplemented (except the financial statements and related schedules and other financial and statistical data contained therein, as to which such counsel need express no opinion), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that any of such documents, when they were so filed, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made when such documents were so filed, not misleading; and

         (xv) Such counsel does not know of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus as amended or supplemented or required to be described in the Registration Statement or the Prospectus as amended or supplemented which are not filed or incorporated by reference or described as required;

      (d) On the date of the Pricing Agreement for such Designated Securities and at the Time of Delivery for such Designated Securities, Price Waterhouse, the independent certified public accountants of the Company who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement, shall have furnished to the Representatives a letter, dated the effective date of the Registration Statement or the date of the most recent report filed by the Company with the Commission containing financial statements and incorporated by reference in the Registration Statement, if the date of such report is later than such effective date, and a letter dated such Time of Delivery, respectively, each in form and substance satisfactory to the Representatives, to the effect set forth in Annex II hereto and, with respect to such letter dated such Time of Delivery, as to such other matters as the Representatives may reasonably request;

      (e) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended or supplemented any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented, and (ii) since the respective dates as of which information is given in the Prospectus as amended or supplemented there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries otherwise, in any such case described in Clause (i) or (ii), than as set forth or contemplated in the Prospectus as amended or supplemented, the effect of which, in any such case described in Clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus as amended or supplemented;

      (f) Subsequent to the date of the Pricing Agreement relating to the Designated Securities (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g) (2) under the Act; and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities or the Company's financial strength or claims paying ability;

      (g) Subsequent to the date of the Pricing Agreement relating to the Designated Securities there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; or (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in the case of Clause (iii) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Underwriters' Securities on the terms and in the manner contemplated in the Prospectus as amended or supplemented;

      (h) The Company shall have furnished or caused to be furnished to the Representatives at the Time of Delivery for the Designated Securities its certificates satisfactory to the Representatives, executed on its behalf by officers of the Company satisfactory to you, as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (e) of this Section, and as to such other matters as the Representatives may reasonably request; and

      (i) The Company shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of each Pricing Agreement.

   8. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement or the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by any Underwriter of Designated Securities through the Representatives expressly for use therein; and provided, further, that the Company shall not be liable to any Underwriter under the indemnity agreement in this subsection (a) with respect to any Preliminary Prospectus to the extent that such loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold Securities to a person to whom there was not sent or given, at or prior to written confirmation of such sale, a copy of the Prospectus as then amended or supplemented (excluding documents incorporated by reference) if the Company had previously furnished copies thereof to such Underwriter.

      (b) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

      (c) Promptly after receipt by an indemnified party under subsection (a) or
   (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate under applicable standards of professional conduct due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate counsel for all such indemnified parties. Such counsel shall be designated in writing by the Representatives in the case of parties indemnified pursuant to subsection (a) above and by the Company in the case of parties indemnified pursuant to subsection (b) above. The indemnifying party shall not be liable for any settlement of any such action, suit or proceeding effected without its written consent, which consent shall not be unreasonably withheld.

      (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect not only (i) the relative benefits received by the Company on the one hand and the Underwriters of the Designated Securities on the other from the offering of the Designated Securities to which such loss, claim, damage or liability (or other action in respect thereof) relates but also (ii) the relative fault of the Company on the one hand and the Underwriters of the Designated Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters of the Designated Securities. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection
   (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

      (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

      9. (a) If any Underwriter shall default in its obligation to purchase the Underwriters' Securities which it has agreed to purchase at a Time of Delivery under the Pricing Agreement relating to such Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Underwriters' Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Underwriters' Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Underwriters' Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify the Company that they have so arranged for the purchase of such Underwriters' Securities, or the Company notifies the Representatives that it has so arranged for the purchase of such Underwriters' Securities, the Representatives or the Company shall have the right to postpone the Time of Delivery for such Underwriters' Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement and the Pricing Agreement with respect to such Designated Securities shall include any person substituted under this Section with like effect as if such person had originally been a party to such Pricing Agreement.

      (b) If, after giving effect to any arrangements for the purchase of the Underwriters' Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of such Underwriters' Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of the Designated Securities, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Underwriters' Securities which such Underwriter agreed to purchase under the pricing agreement relating to such Designated Securities and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Designated Securities which such Underwriter agreed to purchase under such Pricing Agreement) of the Underwriters' Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

      (c) If, after giving effect to any arrangements for the purchase of the Underwriters' Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of Underwriters' Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of the Designated Securities, as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Underwriters' Securities of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Designated Securities shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in
   Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof, but nothing herein shall relieve a defaulting Underwriter from liability for its default.

   10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities.

   11. If any Pricing Agreement shall be terminated pursuant to Section 9 hereof, the Company shall not then be under any liability to any Underwriter with respect to the Designated Securities covered by such Pricing Agreement except as provided in Sections 6 and 8 hereof, but, if for any other reason Underwriters' Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities, but the Company shall then be under no further liability to any Underwriter with respect to such Designated Securities except as provided in Sections 6 and 8 hereof.

   12. In all dealings hereunder, the Representatives of the Underwriters of Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

   All statements, requests, notices and agreements hereunder shall be in writing or by telegram if promptly confirmed in writing, and if to the Underwriters shall be sufficient in all respects if delivered or sent by overnight or registered mail or facsimile to the address or facsimile number of the Representatives as set forth in the Pricing Agreement; and if to the Company shall be sufficient in all respects if delivered or sent by overnight or registered mail to the address or facsimile number of the Company set forth in the Registration Statement, Attention: Corporate Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by overnight or registered mail or facsimile to such Underwriter at its address or facsimile number set forth in its Underwriters' Questionnaire, or facsimile constituting such Questionnaire, which address or facsimile number will be supplied to the Company by the Representatives upon request.

   13. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

   14.  Time shall be of the essence of each Pricing Agreement.

   15. This Agreement and each Pricing Agreement shall be construed in accordance with the laws of the State of New York.

   16. This Agreement (including the documents referred to herein) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to subject matter hereof.

   17. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

                              Very truly yours,

                                  CIGNA Corporation


                                  By:.................................
                                  Name:
                                  Title:

                                                                         ANNEX I
                               Pricing Agreement
                               -----------------


[Name of Representatives,]
[Name of Co-Representative(s),]
   As representatives of the several
   Underwriters named in Schedule I hereto.
[c/o Representatives,]
[Address of Representatives].

                                                           ............, 199....

Dear Sirs:

   CIGNA Corporation (the "Company") proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated [Date] (the "Underwriting Agreement"), to issue and sell to the Underwriters named in
Schedule I hereto (the "Underwriters") the Securities specified in Schedule II hereto (the "Designated Securities"). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty in Section 2 of the Underwriting Agreement which makes reference to the Prospectus shall be deemed to be a representation and warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of each of the Underwriters of the Designated Securities pursuant to Section 12 of the Underwriting Agreement and the address of the Representatives referred to in such Section 12 are set forth in Schedule II hereto.

   An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

   Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the principal amount of Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto, less the principal amount of Designated Securities covered by Delayed Delivery Contracts, if any, as may be specified in such Schedule II.

   If the foregoing is in accordance with your understanding, please sign and return to us four counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters may be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination, upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

                              Very truly yours,

                              CIGNA Corporation


                              By:....................................


Accepted as of the date hereof:


 .................................................
  (Name of Representative Partnership)


[Name of Representative Corporation]


By:..............................................
             (Title)


 .................................................
(Name of Co-Representative Partnership)


[Name of Co-Representative Corporation]


By:..............................................
             (Title)


   On behalf of each of the Underwriters

                                   SCHEDULE I


                                                 Principal Amount of
                                                Designated Securities
            Underwriter                             to be Purchased
            -----------                         ---------------------
[Name of Representatives].....................  $

[Name(s) of any Co-Representatives]...........

[Name(s) of other Underwriters]...............


                                                ---------------------
    Total.....................................  $
                                                =====================

                                  SCHEDULE II


Title of Designated Securities:

   [     %] [Floating Rate] [Zero Coupon] Convertible Subordinated [Notes]

   [Debentures] due

Aggregate Principal Amount:

   $

Price to Public:

       ___% of the principal amount of the Designated Securities, plus accrued
       interest from to              [and accrued amortization,
       if any, from                     to                    ]

Purchase Price by Underwriters:

       ___% of the principal amount of the Designated Securities, plus accrued
       interest from to              [and accrued amortization,
       if any from                     to                    ]

Method of and Specified Funds for Payment of Purchase Price:

   [By certified or official bank check of checks, payable to the order of the Company in [New York] Clearing House funds]

   [By wire transfer to a bank account specified by the Company in next day funds]

Indenture:

   Indenture, dated as of ____________, between the Company and Marine Midland Bank as Trustee

Time of Delivery:

   [Time and date], 199_.

Closing Location:


Names and Addresses of Representatives:

   Designated Representatives:

   Address for Notices, etc.:

Securities Exchange:

   [Securities to be listed on the [New York] Stock Exchange]

Delayed Delivery:

   [None] [Underwriters' commission shall be     % of the principal amount of
   Designated Securities for which Delayed Delivery Contracts have been entered
   into. Such commission shall be payable to the order of            .]

Maturity:

Interest Rate:

   [       %] [Zero Coupon] [See Floating Rate Provisions]

Interest Payment Dates:

   [months and dates]

Redemption Provisions:

   [No provisions for redemption]

   [The Designated Securities may be redeemed, otherwise than through the sinking fund, in whole or in part at the option of the Company, in the amount
   of $          or an integral multiple thereof,                ]
   [on or after,                     at the following redemption prices
   (expressed in percentages of principal amount).  If [redeemed on or before
                ,  %, and if] redeemed during the 12-month period
    beginning           ,

                   Year                    Redemption Price
                   ----                    ----------------



   and thereafter at 100% of their principal amount, together in each case with accrued interest to the redemption date.]

   [on any interest payment date falling on or after         ,         , at the
   election of the Company, at a redemption price equal to the principal amount thereof, plus accrued interest to the date of redemption.]

   [Other possible redemption provisions, such as mandatory redemption upon occurrence of certain events or redemption for changes in tax law]

   [Restriction on refunding]

Sinking Fund Provisions:

   [No sinking fund provisions]

   [The Designated Securities are entitled to the benefit of a sinking fund to
retire $             principal amount of Designated Securities on             in
each of the years        through        at 100% of their principal amount plus
accrued interest][, together with [cumulative] [non-cumulative] redemptions at
the option of            the Company to retire an additional $
principal amount of Designated Securities in the years      through   at 100%
of their principal amount plus accrued interest.]

            [If Securities are Extendable Debt Securities, insert--

Extendable Provisions:

   Securities are repayable on             ,       [insert date years], at the
option of the holders, at their principal amount with accrued interest.  Initial
annual interest rate will be            %, and thereafter annual interest rate
will be adjusted on            ,            and        to a rate not less than
% of the effective annual interest rate on U.S. Treasury obligations with year maturities as of the [insert date 15 days prior to maturity date] prior to such [insert maturity date].]


           [If Securities are Floating Rate Debt Securities, insert--

Floating Rate Provisions:

   Initial annual interest rate will be       % through                 [and
thereafter will be adjusted [monthly] [on each            ,            ,
and            ] [to an annual rate of          % above the average rate for
   -year [month] [securities] [certificates of deposit] by    and        [insert
names of banks].] [and the annual interest rate [thereafter] [from
through                ]  will be the interest yield equivalent of the weekly
average per annum market discount rate for          -month Treasury bills plus
% of Interest Differential (the excess, if any, of (i) then current weekly
average per annum secondary market yield for      -month certificates of deposit
over (ii) then current interest yield equivalent of the weekly average per annum
market discount rate of              -month Treasury bills); [from
and thereafter the rate will be the then current interest yield equivalent plus
    % of Interest Differential].]

Conversion Provisions:

   Initial Conversion Price: $         per share of Common Stock

   Initial Conversion Date:

   Final Conversion Date:

Overallotment Provisions:

   [specify overallotment provisions]

[Other Terms]*:




-------------------------
  * A description of particular tax, accounting or other unusual features of the Securities should be set forth, or referenced to an attached and accompanying description, if necessary to the issuer's understanding of the transaction contemplated. Such a description might appropriately be in the form in which such features will be described in the Prospectus Supplement for the offering.

  In addition, if the Securities are denominated in a currency or currencies other than United States dollars, e.g., Japanese Yen, Australian Dollars, European Currency Units or Special Drawing Rights, additional terms should be considered as appropriate to the particular situation.

                                                                        ANNEX II


Pursuant to Section 7(d) of the Underwriting Agreement, Price Waterhouse LLP shall furnish letters to the Underwriters in form and substance satisfactory to the Underwriters to the effect that:

   (i) They are independent accountants with respect to the Company within the meaning of the Act and the applicable published rules and regulations thereunder;

  (ii) In their opinion, the consolidated financial statements and financial statement schedules of the Company and its subsidiaries audited by them and included or incorporated by reference in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the published rules and regulations thereunder with respect to registration statements on Form S-3;

 (iii) On the basis of procedures (but not an audit in accordance with generally accepted auditing standards) consisting of:

       a) Reading the minutes of meetings of the Board of Directors and its Audit and Finance Committees since December 31, 1996 as set forth in the minute books through a specified date not more than five business days prior to the date of delivery of such letter;

       b) Performing the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS No. 71, Interim Financial Information, on the unaudited consolidated balance sheet and the unaudited consolidated statements of income and retained earnings and cash flows of the Company and its consolidated subsidiaries included or incorporated by reference in the Registration Statement and reading the unaudited interim consolidated financial data for the period from the date of the latest balance sheet included or incorporated by reference in the Registration Statement to the date of the latest available interim financial data; and

       c) Making inquiries of certain officials of the Company who have responsibility for financial and accounting matters regarding the specific items for which representations are requested below;

       nothing has come to their attention as a result of the foregoing procedures that caused them to believe that:

           (1) the unaudited consolidated interim financial statements described in (iii)(b) above, included in the Company's Quarterly Reports on Form 10-Q and included or incorporated by reference in the Registration Statement, do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the published rules and regulations thereunder;

           (2) any material modifications should be made to the unaudited consolidated interim financial statements described in (iii)(b) above included in the Company's Quarterly Reports on Form 10-Q and included or incorporated by reference in the Registration Statement, for them to be in conformity with generally accepted accounting principles;

           (3) (i) at the date of the latest available interim financial data and at a specified date not more than five business days prior to the date of delivery of such letter, there was any change in the capital stock, comprising the common stock and additional paid-in capital of the Company (other than issuances of capital stock upon exercise of options, stock appreciation rights and other benefit plans and upon earn-outs of performance shares), increase in short-term or long-term debt or decrease in shareholders' equity (except for decreases resulting from dividends, realized and unrealized investment losses, foreign currency translations or operating results) of the Company and its consolidated subsidiaries as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Registration Statement or (ii) for the period from the date of the latest available financial data to a specified date not more than five business days prior to delivery of such letter, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated revenues or in the total or per-share amounts of consolidated income (excluding net realized investment results), except in all instances for changes, increases or decreases which the Registration Statement discloses have occurred or may occur, or they shall state any specific changes, increases or decreases.

  (iv) The letter shall also state that they have read the dollar amounts (or percentages derived from such dollar amounts) included or incorporated by reference in the Registration Statement which is expressed in dollars (or percentages derived from such dollar amounts) and have been obtained from accounting records which are subject to its system of internal controls or which have been derived directly from such accounting records by analysis or computation and agreed such amounts (or percentages derived from such dollar amounts) with such records or computations made therefrom.

All references in this Annex II to the Registration Statement shall be deemed to refer to the Registration Statement (including the Prospectus and the documents incorporated by reference therein) as defined in the Underwriting Agreement as of the date of the letter delivered on the date of the Pricing Agreement for purposes of such letter and to the Registration Statement as amended or supplemented (including the Prospectus and the documents incorporated by reference therein) in relation to the applicable Designated Securities for purposes of the letter delivered at the Time of Delivery for such Designated Securities.

                                                                       ANNEX III


                           Delayed Delivery Contract
                           -------------------------


                                                       ................., 199...


CIGNA Corporation,
c/o [Name and address of appropriate
Representatives]
   Attention:

Dear Sirs:

   The undersigned hereby agrees to purchase from CIGNA Corporation (hereinafter called the "Company"), and the Company agrees to sell to the undersigned,
              $.....................................
principal amount of the Company's [Title of Designated Securities] (hereinafter called the "Designated Securities"), offered by the Company's Prospectus dated
 ...........  199....., as amended or supplemented, receipt of a copy of which is hereby acknowledged, at a purchase price of .....% of the principal amount thereof [, plus accrued interest from the date from which interest accrues as set forth below,] [and accrued amortization, if any, from [......] [the date from which interest accrues as set forth below]] and on the further terms and conditions set forth in this contract.

   The undersigned will purchase the Designated Securities from the Company on
 .............. 199.. (the "Delivery Date") and interest on the Designated
Securities so purchased will accrue from ................., 199..

   [The undersigned will purchase the Designated Securities from the Company on the delivery date or dates and in the principal amount or amounts set forth below:

                                                           Date from Which
Delivery Date                       Principal Amount           Interest Accrues
-------------                       ----------------           ----------------
 ........................., 199....  $                    ........................., 199....
 ........................., 199....  $                    ........................., 199....

Each such date on which Designated Securities are to be purchased hereunder is hereinafter referred to as a "Delivery Date".]

   Payment for the Designated Securities which the undersigned has agreed to purchase on [the] [each] Delivery Date shall be made to the Company or its order by certified or official bank check in .................. Clearing House funds at the office of .........................., or by wire transfer to a bank account specified by the Company, on [the] [such] Delivery Date upon delivery to the undersigned of the Designated Securities then to be purchased by the undersigned in definitive fully registered form and in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than five full business days prior to [the] [such] Delivery Date.

   The obligation of the undersigned to take delivery of and make payment for Designated Securities on [the] [each] Delivery Date shall be subject to the condition that the purchase of Designated Securities to be made by the undersigned shall not on [the] [such] Delivery Date be prohibited under the laws of the jurisdiction to which the undersigned is subject. The obligation of the undersigned to take delivery of and make payment for Designated Securities shall not be affected by the failure of any purchaser to take delivery of and make payment for Designated Securities pursuant to other contracts similar to this contract.

   [The undersigned understands that underwriters (the "Underwriters") are also purchasing Designated Securities from the Company, but that the obligations of the undersigned hereunder are not contingent on such purchases.] Promptly after completion of the sale to the Underwriters the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the Opinion of Counsel for the Company delivered to the Underwriters in connection therewith.

   The undersigned represents and warrants that, as of the date of this contract, the undersigned is not prohibited from purchasing the Designated Securities hereby agreed to be purchased by it under the laws of the jurisdiction to which the undersigned is subject.

   This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

   This contract may be executed by either of the parties hereto in any number of counterparts, each of which shall be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

   It is understood that the acceptance by the Company of any Delayed Delivery Contract (including this (contract) is in the Company's sole discretion and that, without limiting the foregoing, acceptances of such contracts need not be on a first-come, first-served basis. If this contract is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned when such counterpart is so mailed or delivered by the Company.

                                  Yours very truly,


                                     ...........................................
                                                (Name of Purchaser)

                                     By
                                       .........................................
                                                  (Signature)

                                     ...........................................
                                                (Name and Title)

                                     ...........................................
                                                   (Address)

Accepted, ..............., 199......

CIGNA Corporation


By .................................
             [Title]